UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) August 31, 2005 (June 8, 2005)

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      333-97687                11-3621755
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            1055 Stewart Avenue, Suite 12, Bethpage, New York, 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: Form 8-K Amendment

SearchHelp, Inc. has filed to amend its Form 8-K previously filed on June 14, 2005 to include the financial statements and pro forma financial statements relative to its acquisition of E-Top-Pics, Inc. that were not contained in the original filing and in the exhibits attached for the From 8-K filed on June 14, 2005.

Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Business Acquires.

            1. Financial Statements of E-Top-Pics, Inc. for the years ended December 31, 2003 and December 31, 2004 together with the report of the Independent Auditing Firm.

     Report of Independent Registered Public Accounting Firm                        F-2

     Balance Sheets as at December 31, 2004 and 2003                               F-3-4

     Statements of Operations
       For the Years Ended December 31, 2004 and 2003 and for the Six Months        F-5
         Ended June 30, 2005 and 2004 (Unaudited)

     Statement of Changes in Stockholder's Equity                                   F-6
       For the Years Ended December 31, 2004 and 2003

     Statements of Cash Flows
       For  the Years Ended December 31, 2004 and 2003 and for the Six Months       F-7
       Ended June 30, 2005 and 2004 (Unaudited)

     Notes to Financial Statements                                                 F-8-12

        Proforma Financial Information

     Proforma Statement of Operations for the six months ending June 30, 2005       F-13

     Proforma Statement of cash Flows for the six months ending June 30, 2005       F-14

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 31, 2005

                                        SEARCHHELP, INC.


                                        By: /s/ William Bozsnyak
                                            --------------------
                                        Name:  William Bozsnyak
                                        Title: Chief Executive Officer

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Stockholders of E-Top-Pics, Inc.

We have audited the accompanying balance sheets of E-Top-Pics, Inc. (an S Corporation) as of December 31, 2004 and 2003 and the related statements of operations, changes in shareholder's deficit and cash flows for the two years in the period ended December 31, 2004.These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E-Top-Pics, Inc. (an S Corporation) at December 31, 2004 and 2003 and the results of its operations and its cash flows for the two years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

LAZAR LEVINE & FELIX LLP
New York, New York
August 18, 2005


                                                /s/ LAZAR LEVINE & FELIX LLP
                                                ----------------------------

                                 E-TOP-PICS, INC
                               (An S CORPORATION)
                                 BALANCE SHEETS

                                     ASSETS

                                                               December 31,
                                                          ----------------------
                                                            2004          2003
                                                          --------      --------

Current Assets:
  Cash                                                    $  9,881      $  4,511
  Accounts receivable                                        4,599            --
   Due from affiliate                                      121,955            --
   Prepaid expense                                          30,342            --
                                                          --------      --------
        Total current assets                               166,777         4,511
                                                          --------      --------

Property and equipment - at cost, less accumulated
   depreciation of $ 1,892 and $1,401, respectively          1,888         1,293
                                                          --------      --------

        Total assets                                      $168,665      $  5,804
                                                          ========      ========

    The accompanying notes are an integral part of these financial statements

                                 E-TOP-PICS, INC
                               (An S CORPORATION)
                                 BALANCE SHEETS
                                   (Continued)

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

                                                             December 31,
                                                      -------------------------
                                                        2004            2003
                                                      ---------       ---------

Current Liabilities:
  Note payable - bank                                 $  45,000       $  50,000
  Accounts payable and accrued expenses                  15,462          39,880
  Due to affiliates                                     102,780          53,540
  Deferred revenues                                      71,266              --
  Other current liabilites                               31,800              --
                                                      ---------       ---------

        Total current liabilities                       266,308         143,420
                                                      ---------       ---------

Stockholders' equity (deficit):
  Common stock - $1.00 par value
    Authorized - 200,000 shares
    Issued and outstanding -1,000                         1,000           1,000
    Accumulated deficit                                 (98,643)       (138,616)
                                                      ---------       ---------
        Total stockholders' deficit                     (97,643)       (137,616)
                                                      ---------       ---------

        Total Liabilities and Stockholders'
        Deficit                                       $ 168,665       $   5,804
                                                      =========       =========

    The accompanying notes are an integral part of these financial statements

                                 E-TOP-PICS, INC
                               (An S CORPORATION)
                            STATEMENTS OF OPERATIONS

                                         For the Six Months    For the Six Months       For the Year          For the Year
                                                Ended                 Ended                 Ended                 Ended
                                            June 30, 2005         June 30, 2004       December 31, 2004     December 31, 2003
                                            -------------         -------------       -----------------     -----------------
                                             (Unaudited)           (Unaudited)
                                             -----------           -----------
Revenues                                   $       605,243       $       109,615       $       235,137       $       172,922

Cost of Sales                                      491,530                40,122               126,660                51,062
                                           ---------------       ---------------       ---------------       ---------------

Gross Profit                                       113,713                69,493               108,477               121,860
                                           ---------------       ---------------       ---------------       ---------------

Operating expenses:
  Selling                                           26,557                22,904                35,472                84,631
  General and administrative                        95,219                79,002               150,711               151,355
                                           ---------------       ---------------       ---------------       ---------------
Total operating expenses                           121,776               101,906               186,183               235,986
                                           ---------------       ---------------       ---------------       ---------------

Loss from operations                                (8,063)              (32,413)              (77,706)             (114,126)
                                           ---------------       ---------------       ---------------       ---------------

Other income (expense)
  Sky-box sublease                                  42,160                62,778               125,555                    --
  Interest expense                                  (4,816)               (1,588)               (3,126)               (1,408)
  Loss on disposal of equipment                         --                    --                    --                (1,680)
                                           ---------------       ---------------       ---------------       ---------------
Total other income (expense)                        37,344                61,190               122,429                (3,088)
                                           ---------------       ---------------       ---------------       ---------------

Net Income (Loss)                          $        29,281       $        28,777       $        44,723       ($      117,214)
                                           ===============       ===============       ===============       ===============

    The accompanying notes are an integral part of these financial statements

                                E-TOP-PICS, INC.
                               (An S CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 2004 and 2003

                                             Common Stock                                                       Total
                                    ------------------------------      Subscription       Accumulated      Stockholders'
                                       Shares            Amount          Receivable          Deficit           Deficit
                                    ------------      ------------      ------------      ------------      ------------
Balance at January 1, 2003                 1,000      $      1,000      ($     1,000)     ($    13,509)     ($    13,509)

Subscription receivable paid                                                   1,000                               1,000

Shareholder distributions                                                                       (7,893)           (7,893)

Net (loss)                                    --                --                --          (117,214)         (117,214)
                                    ------------      ------------      ------------      ------------      ------------

Balance at December 31, 2003               1,000      $      1,000                            (138,616)     ($   137,616)

Shareholder distributions                                                                       (4,750)           (4,750)

Net income                                    --                --                --            44,723            44,723
                                    ------------      ------------      ------------      ------------      ------------

Balance at December 31, 2004               1,000      $      1,000                --      ($    98,643)     ($    97,643)
                                    ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                                E-TOP-PICS, INC.
                               (An S CORPORATION)
                            STATEMENTS OF CASH FLOWS

                                                                                                    For the Year       For the Year
                                                                    For the          For the            Ended             Ended
                                                               Six Months Ended  Six Months Ended    December 31,      December 31,
                                                                 June 30, 2005    June 30, 2004          2004              2003
                                                                 ------------      ------------      ------------      ------------
                                                                  (Unaudited)       (Unaudited)
                                                                  -----------       -----------
Cash flows from operating activities:
  Net income (loss)                                              $     29,281      $     28,777      $     44,723      ($   117,214)
                                                                 ------------      ------------      ------------      ------------
  Adjustments to reconcile net income (loss) to
      net cash provided by (used in) operating activities:

    Depreciation                                                          303               194               491             1,982
    Amortization                                                                                                              1,000
    Loss on disposal of equipment                                          --                --                --             1,680
    Write off of organization costs                                        --                --                --             3,494
    Increase (decrease) in cash flows as
        a result of changes in asset and
        liability account balances:                                        --                --                --

      Accounts receivable                                            (299,957)           (5,940)           (4,599)               --
      Prepaid advances                                               (117,035)          (48,409)          (30,342)               --
      Inventory                                                       (30,900)          (62,778)
      Deferred revenue                                                221,306           141,603           103,066                --
      Accounts payable and accrued expenses                           206,508           (11,475)          (24,418)           43,667
                                                                 ------------      ------------      ------------      ------------

Net cash provided by (used in) operating activities                     9,506            41,972            88,921           (65,391)
                                                                 ------------      ------------      ------------      ------------

Cash flows from investing activities:

  Equipment purchases                                                      --                --            (1,086)               --
                                                                 ------------      ------------      ------------      ------------
Net cash used in investing activities                                      --                --            (1,086)               --
                                                                 ------------      ------------      ------------      ------------

Cash flows from financing activities:
  Proceeds from note payable - bank                                        --                --            15,000            50,000
  Repayment of note payable - bank                                    (45,000)           (5,000)          (20,000)               --
  Due to affiliates                                                   248,602           (10,381)           49,240            26,475
  Due from affiliate                                                   69,849            (7,527)         (121,955)               --
  Payment of subscription receivable                                       --             1,000
  Distribution to shareholders                                        (32,312)           (2,000)           (4,750)           (7,893)
                                                                 ------------      ------------      ------------      ------------
Net cash provided by (used by) financing activities                   241,139           (24,908)          (82,465)           69,582
                                                                 ------------      ------------      ------------      ------------

Net increase in cash                                                  250,645            17,064             5,370             4,191

Cash at beginning of year/period                                        9,881             4,511             4,511               320
                                                                 ------------      ------------      ------------      ------------

Cash at end of year/period                                       $    260,526      $     21,575      $      9,881      $      4,511
                                                                 ============      ============      ============      ============

Supplemental disclosures of cash flows information:
Cash payments made during period for:

  Taxes                                                          $         --      $         --      $         --      $         --
                                                                 ============      ============      ============      ============
  Interest                                                       $      1,699      $      1,588      $      3,126      $      1,408
                                                                 ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                                E-TOP-PICS, INC.
                               (An S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
                        INFORMATION FOR THE PERIODS ENDED
                       JUNE 30, 2005 AND 2004 IS UNAUDITED

NOTE 1 - BACKGROUND AND DESCRIPTION OF COMPANY

      E-Top-Pics, Inc. ("the Company") was incorporated in the state of Massachusetts, on June 30, 2002. The Company is focused on marketing and distribution of specialty branded disposable cameras, film and accessories. The Company has entered into licensing and royalty agreements with various companies to facilitate the sale of these products. The majority of the Company's customers are located throughout the United States.

      On June 8, 2005, SearchHelp, Inc. purchased 100% of the Company's common stock in exchange for four million shares of SearchHelp, Inc. restricted common stock. Accordingly, the Company became a wholly owned subsidiary of SearchHelp, Inc. The acquisition was accounted for as purchase.

NOTE 2 - SUMMARY OF SIGNIFICANT AND CRITICAL ACCOUNTING POLICIES:

      The Company's accounting policies are in accordance with accounting principles generally accepted in the United States of America (GAAP). Outlined below are those policies considered particularly significant.

      (a) Cash and Cash Equivalents:

      Cash and cash equivalents consist of items with a maturity of three months or less. The Company places its cash with high credit quality financial institutions that at times maybe in excess of the FDIC insurance limit. The Company has not experienced any such losses in such accounts. The Company does not believe it is exposed to significant risk on its cash accounts

      (b) Revenue Recognition:

      The Company recognizes revenues in accordance with accounting principles generally accepted in the United States of America. Royalty income is recognized according to the terms of the various license agreements. Revenues in the form of direct sales of merchandise are recognized when title passes. Commissions from the on-line sale of sponsor products, are recognized at the date of shipment. Revenue from consulting are recognized when services are performed.

      The Company licenses a Sky Box and certain additional seats for all Fenway Park events. The Company through a managing agent resells these tickets at face value and receives an additional management fee for this service as well as an additional fee for any food and beverage consumed. The total income from operation of the Sky Box is reflected as other income on the accompanying financial statements.

      (c) Fair Value of Financial Instruments:

      For the years ended 2004 and 2003, the carrying amounts of cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short-term maturities of these items.

      (d) Use of Estimates:

      The preparation of financial statements is in accordance with accounting principles generally accepted in the United States of America. Management makes estimates and assumptions, when applicable, that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variance, if any, to have a material effect on the financial statement.

      (e) Depreciation and Amortization:

      Depreciation of property and equipment is provided by the straight-line method over the estimated useful life of five years. Significant improvements are capitalized; maintenance and repairs are charged to income. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and the resulting gain or loss, if any, is reflected in income.

      (f) Concentration of Credit Risk:

      Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and accounts receivable.

      Accounts receivable potentially exposes the Company to concentrations of credit risk as defined by Financial Accounting Standard No. 105 "Disclosure of Information about Financial Instruments with
      Off-Balance-Sheet Risk". The Company believes however, that its risks are minimal due to close monitoring of its customers and hopes to diversify into a larger client base in the near future.

      The Company, from time to time, may maintain cash balances that exceed the federal deposit insurance coverage limit. The Company performs periodic reviews of the relative credit rating of its bank to lower its risk.

      (g) Advertising Costs:

      The Company expenses ordinary advertising and promotion costs as incurred. The Company recorded no advertising expense for the years ended December 31, 2004 and 2003, respectively. The Company recorded no advertising expense for the six months ended June 30, 2005 and 2004, respectively

      (h) Income Taxes:

      The Company has elected under Internal Revenue Code Section 1362(a) to be taxed as an S corporation whereby income is taxed directly to the shareholders. In addition, the Company has elected pursuant to Massachusetts law to be taxed as an S corporation. As a result, of this election there was no provision for income taxes for the years ended December 31, 2004 and 2003, as well as the six month periods ended June 30, 2005 and 2004.

      (i) Statement of Comprehensive Income:

      SFAS 130 "Reporting Comprehensive Income" was effective for years beginning after December 15, 1997. This statement prescribes standards for reporting other comprehensive income and its components. Since the Company currently does not have any items of other comprehensive income a statement of comprehensive income is not required.

      (j) Recent Accounting Pronouncements:

      In December 2004, the FASB issued SFAS No. 153 "Exchange of Non-monetary Assets - an amendment of APB Opinion No. 29". Statement 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of non-monetary assets occurring after June 15, 2005. The application of this statement is not expected to have an impact on the Company's financial statements considering the Company's intermittent participation in exchanges of non-monetary assets.

            In December 2004, the FASB issued a revision of SFAS No. 123 "Share-Based Payment" (No. 123R). The statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees. The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of a liability instrument based on its current fair value; the fair value of that award will be re-measured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period. The grant-date fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of these instruments. The Company believes this pronouncement which is effective for periods beginning after December 15, 2005 will not have any effect on their financial position.

      In May 2005, FASB issued FASB Statement 154, "Accounting Changes and Error Corrections -- a replacement of APB Opinion No. 20 and FASB Statement No. 3" (" FAS 154"). FAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. The provisions of FAS 154 require, unless impracticable, retrospective application to prior periods' financial statements of (1) all voluntary changes in principles and (2) changes required by a new accounting pronouncement, if a specific transition is not provided. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate, which requires prospective application of the new method. FAS 154 is effective for all accounting changes made in fiscal years beginning after December 15, 2005.

NOTE 3 - RECEIVABLE FROM AFFILIATE

      Included in the financial statements as other income is revenue that has been generated from a three year license agreement with the Boston Red Sox entered into on December 31, 2003 for a rental of a sky box at Fenway Park. The agreement commenced December 31, 2003. The Company outsourced the management of the sky box to an affiliated entity, in which the majority shareholder of the Company is a minority shareholder. This affiliated entity owed the Company $121,955 as of December 31, 2004 and $51,955 as of June 30, 2005. Amounts paid to this affiliated company for the management of the sky box was $70,000 and $0 for the years ended December 31, 2004 and 2003, respectively and $29,640 and $35,000 for the six months ended June 30, 2005 and 2004, respectively.

NOTE 4 - PROPERTY AND EQUIPMENT.

      Property and equipment consists of the following:

                                                         December 31,
                                                         ------------
                                                     2004            2003
                                                    ------          ------
      Furniture & Equipment                         $3,780          $2,694
      Less: Accumulated depreciation                 1,892           1,401
                                                    ------          ------
                                                    $1,888          $1,293
                                                    ======          ======

      Depreciation expense charged to operations was $491 and $1,982 for the year ended December 31, 2004 and 2003 respectively. Depreciation expense charged to operations was $303 and $194 for the six month periods ended June 30, 2005 and 2004 respectively. Depreciation was calculated by using the straight line method with an asset useful life of five years.

NOTE 5 - NOTES PAYABLE - BANK.

      The Company has a $50,000 renewable promissory note with a bank. Interest on borrowings is charged at 2.0% above the bank's prevailing prime rate which totaled 7.50% at December 31, 2004 and 6.25% at December 31, 2003. At December 31, 2004 and 2003, $45,000 and $50,000 was outstanding under this note. Interest expense of $3,126 and $1,408 was charged to operations during the years ended December 31, 2004 and 2003, respectively. For the six months ended June 30, 2005 and 2004 interest expense related to this note was $1,699 and $1,588, respectively. The debt is unsecured and due
      91 days after the signing date. The note was renewed quarterly and repaid in full in June 2005.

NOTE 6 - DUE TO AFFILIATES AND RELATED PARTY DISCLOSURE

      The President of the Company has a minority interest in three affiliated companies. Based upon cash flow needs, there are loans made to and/or from one of these affiliates as well as the President directly. As of the years ended December 31, 2004 and 2003, the Company owed these affiliated companies $102,780 and $53,540 respectively.

NOTE 7 - LICENSING AGREEMENT WITH FUJI PHOTO USA

      The Company currently has licensing agreements with four NASCAR racing teams and/or certain drivers to manufacture and or distribute one time use cameras using the images, trademarks and other intellectual property of the licensors. In December 2003, Fuji entered into a sub licensing agreement with the Company to manufacture and distribute the cameras. Fuji will pay the Company a royalty of $0.85 per camera. The Company is responsible for paying a royalty to the drivers racing teams of $.50 per camera.

      Upon the execution and delivery of the license agreements and approval letters, Fuji was to pay the Company an advance of $200,000 against future royalty payments.

      In January 2004, Fuji paid the Company $156,000 and also paid $44,000 directly to the drivers for contractually agreed upon minimum royalties due. The Company recorded the payment of $200,000 as deferred revenue and simultaneously recorded the $44,000 as an advanced payment of royalties to the drivers. As Fuji reports the sales of the cameras the Company records a corresponding reduction of deferred revenue. As a result of the above agreement, Fuji will pay no additional royalties to the Company until the first 235,294 cameras are sold. Sales of cameras are reported to the Company by Fuji on a quarterly basis. The Company then reports to the drivers and makes payments which are initially charged against prepaid advances if applicable and royalty expense thereafter. This agreement will expire with Fuji on December 31, 2005.

      The deferred revenue under this agreement was $71,266 and $0 as of December 31, 2004 and 2003, respectively.

NOTE 8 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES.

      Accounts payable and accrued expenses consist of the following at:

                                                       December 31,
                                                       ------------
                                                 2004               2003
                                                -------            -------
      Consultants                               $    --            $18,750
      Accrued expense                            14,645             13,786
      Accounts payable                              817              7,344
                                                -------            -------
                                                $15,462            $39,880
                                                =======            =======

NOTE 9 - ECONOMIC DEPENDENCY.

      For the year ending December 31, 2004, revenue from two customers were in excess of 10% of the Company's total revenue and aggregate approximately $193,500.

      For the year ended December 31, 2003, all the Company's revenue was from one customer and aggregated $172,922.

      For the six months ended June 30, 2005 and 2004 there was revenue from one customer in each period that was in excess of 10% of the company's total revenue which aggregated $484,785 and $38,496, respectively.

NOTE 10 - COMMITMENTS AND CONTINGENCIES.

      (a) Lease:

      The Company has occupied an office at 125 Harvard Street, in Cambridge, Massachusetts since inception. During that time the Company did not have a signed lease agreement. Rent expense was $11,500 and $5,000 for the years ended December 31, 2004 and 2003, respectively. Rent expense was $2,500 and $11,500 for the six months ended June 30, 2005 and 2004, respectively.

      In June of 2005, the Company moved its office space to 56 Roland Street, Boston, Massachusetts. The Company has signed a one year operating lease. The annual rent is $21,684 and begins August 1, 2005.

      The aggregate minimum future lease payments as of December 31, 2004 are as follows:

      Year ended December 31,
          2005                                                     $ 9,035
          2006                                                     $12,649
                                                                   -------
                                                                   $21,684
                                                                   =======

      SearchHelp. Inc. and E-TOP-PICS Proformas

      Introduction:

      On June 8, 2005, SearchHelp, Inc. purchased 100% of the E-Top-Pics, Inc., common stock in exchange for four million shares of SearchHelp, Inc. restricted common stock. Accordingly, E-Top-Pics, Inc., became a wholly owned subsidiary of SearchHelp, Inc. The acquisition has been accounted for as purchase.

      The attached proforma financial statements include Statements of Operations for six months ended June 30, 2005 and for the year ended December 31, 2004. A proforma Balance Sheet is not presented as the purchase transaction on June 8, 2005, has been reflected on SearchHelp, Inc.'s Consolidated Balance Sheet dated June 30, 2005, as presented within the most recently filed SearchHelp, Inc. form 10-QSB.

-----------------------------------------------------------------------------------------------------------------------
                                                                     Note A
                                              Historical         Historical E-
                                              SearchHelp,           Top_Pics,                                Adjusted
                                             Inc. for the         Inc. for the                             Proforma for
                                              six months           six months                             the six months
Proforma Income Statement for the                ended               ended              Proforma               ended
    six months ended 06/30/05                 06/30/2005           06/30/2005          Adjustments          06/30/2005
-----------------------------------------------------------------------------------------------------------------------
Revenues                                     $    159,314         $    446,969                             $    606,283

-----------------------------------------------------------------------------------------------------------------------
  Total Revenues                                  159,314              446,969                   --             606,283

Cost Of Sales                                     145,751              345,780                             $    491,531
-----------------------------------------------------------------------------------------------------------------------
  Gross Profit                                     13,563              101,189                   --             114,752

Operating Expenses
  Selling                                         109,306               22,701                             $    132,007
General and adminstrative                         452,521               76,915               52,667        $    582,103   Note B
  Web Site Cost                                    22,849                  380                             $     23,229
  Depreciation and Amortization                    62,545                  151                   --              62,696
                                             ------------         ------------         ------------        ------------
Total Operating Expenses                          647,221              100,147               52,667        $    800,035

  Income (Loss) from Operations                  (633,658)               1,042              (52,667)           (685,283)

Other (Income) Expense
  Interest                                         16,033                1,699                             $     17,732
  Other Income                                     (1,461)             (41,304)                                 (41,304)
                                             --------------------------------------------------------------------------
Net Income (Loss)                                (648,230)              40,647              (52,667)           (660,250)
                                             ==========================================================================

Weighted average shares outstanding            29,255,420                                                    32,769,732
Earnings per share-basic and dilluted        $      (0.02)                                                 $      (0.02)

      Note A - Proforma historical data presented for E-Top-Pics, is for the period January 1, 2005 through the date of purchase June 8, 2005. E-Top-Pics, Inc. activity from June 8, 2005 - June 30, 2005 is included within the Historical SearchHelp, Inc. figures above.

      Note B - Represents employment contract at $120,000 per year Agreement signed as of June 8, 2005.

----------------------------------------------------------------------------------------------------------------------------
                                              Historical         Historical E-
                                              SearchHelp,           Top_Pics,                                Adjusted
                                             Inc. for the         Inc. for the                             Proforma for
Proforma Income Statement for                 year ended           year ended           Proforma          the year ended
        year 12/31/04                         12/31/2004           12/31/2004          Adjustments          12/31/2001
----------------------------------------------------------------------------------------------------------------------------
Revenues                               $            666       $        235,137                              $        235,803
  Total Revenues                                    666                235,137                     --       $        235,803

Cost of Sales                                        --                126,660                              $        126,659
----------------------------------------------------------------------------------------------------------------------------
  Gross Profit                                      666                108,477                     --       $        109,144
                                       -------------------------------------------------------------------------------------

Operating Expenses
  Selling                                       161,084                 35,472                              $        196,556
  Web Site Costs                                 64,704                                                     $         64,704
  Software Development                           81,200                                                     $         81,200
  General and Administrative                    741,170                149,654                120,000       $        890,825 Note C
  Depreciation and Amortization                 128,703                  1,057                              $        129,760
                                       -------------------------------------------------------------------------------------
Total  Operating Expenses                     1,176,861                186,183                120,000              1,483,045

Income (Loss) from Operatios                 (1,176,195)               (77,706)              (120,000)            (1,373,901)

Other Expenses
  Interest                                       10,835                  3,126                     --       $         13,961
  Other Income                                        0               (125,555)                             $       (125,555)
  Loss on disposal of equipment                  13,205                                                               13,205
                                       -------------------------------------------------------------------------------------
Net Income (Loss)                      $     (1,200,235)      $         44,723       $       (120,000)      $     (1,275,512)
                                       =====================================================================================

Weighted average shares                      26,801,275                                                           30,801,275
Outstanding

Earnings per share
  basic and diluted                    $          (0.04)                                                    $          (0.04)


Note c - Represents employment contract at $120,000 per year Agreement signed as of June 8, 2005.